UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported)  January  30,  2001
                                                         ------------------

Virtualsellers.com,  Inc.
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(Exact  name  of  registrant  as  specified  in  its  charter)

Canada                               000-14356                         911353658
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(State  or  other  jurisdiction     (Commission                   (IRS  Employer
of  incorporation)                  File  Number)           Identification  No.)

Suite  1000,  120  North  LaSalle  Street,  Chicago,  Illinois             60602
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(Address  of  principal  executive  offices)                         (Zip  Code)

Registrant's  telephone  number,  including  area  code  (312)  920-9120
                                                         ---------------

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS

On January 30 2001, Virtualsellers.com, Inc. ("Virtualsellers") gave notice to GoldPaint Internet Services Inc. ("GoldPaint") that Virtualsellers rescinded its agreement to acquire all of the assets of GoldPaint (the "Acquisition"). Virtualsellers determined that the value of the GoldPaint assets were not as represented by GoldPaint. Virtualsellers may consider entering into a re-structured transaction involving the acquisition of a portion of GoldPaint's assets.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

As Virtualsellers is not proceeding with the Acquisition, Virtualsellers will not be providing the financial statements of the business acquired or the pro forma financial statements, as previously reported in the Form 8-K filed with respect to the Acquisition on December 6, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           VIRTUALSELLERS.COM,  INC.

Date:  January  30,  2001                  /s/ Dennis Sinclair
                                           Dennis  Sinclair,  President